
                                                                      EXHIBIT 21

  Subsidiaries of Viacom Inc. are listed below.

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                                                                              PLACE OF INCORPORATION
                                                                              ----------------------
SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
1020917 Ontario Inc.                                                          Canada (Ontario)
13 Radio Corporation                                                          Delaware
176309 Canada Inc.                                                            Canada (Federal)
2 Day Video, Inc.                                                             Texas
2 Day Video, Inc. of Georgia                                                  Georgia
24th Floor Inc.                                                               Canada (Ontario)
2853-5912 Quebec Inc.                                                         Canada (Quebec)
2gether Productions Inc.                                                      Canada (B.C.)
3247236 Canada, Inc.                                                          Canada
37th Floor Productions Inc.                                                   Delaware
5555 Communications Inc.                                                      Delaware
559733 British Columbia Ltd.                                                  Canada (B.C.)
730806 Alberta Ltd.                                                           Canada (Alberta)
730995 Ontario Inc.                                                           Canada (Ontario)
779991 Ontario Inc.                                                           Canada (Ontario)
90210 Productions, Inc.                                                       California
A.S. Payroll Company                                                          California
Aaron Spelling Productions, Inc.                                              California
Abaco Farms, Limited                                                          Bahamas
Abandon Productions Inc.                                                      Canada (Ontario)
Acorn Pipe Line Company                                                       Texas
Acorn Properties, Inc.                                                        Texas
Acorn Trading Company                                                         Texas
Addax Music Co., Inc.                                                         Delaware
Administradora de Anuncios Comerciales, S.A .de C.A.                          Mexico
Aetrax International Corporation                                              Delaware
After School Productions Inc.                                                 Delaware
Agency Films Inc.                                                             Canada (Ontario)
Ages Electronics, Inc.                                                        Delaware
Ages Entertainment Software, Inc.                                             Delaware
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                                                                          Page 2

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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Ainsa de Mexico, S.A. de C.V.                                                 Mexico
Alaska Oil Company (Partnership)                                              Florida
Alaska Oil Company, Inc.                                                      Florida
All Media Inc.                                                                Delaware
Alta Broadcasting Company                                                     California
Amadea Film Productions, Inc.                                                 Texas
Amanda Productions Inc.                                                       Canada (Ontario)
American Journal Inc.                                                         New York
Anastasia Advertising Art, Inc.                                               Florida
Antics G.P. Inc.                                                              Delaware
Antics Inc.                                                                   Delaware
Antilles Oil Company, Inc.                                                    Puerto Rico
A-R Acquisition Corp.                                                         Delaware
Ardnasillagh Ltd.                                                             Ireland
Are We Having Fun Yet? Productions                                            Canada (B.C.)
Aros N.V.                                                                     Switzerland
Around the Block Productions, Inc.                                            Delaware
Artcraft Productions Inc.                                                     Delaware
Aspenfair Music, Inc.                                                         California
Atlanta Bus Shelters                                                          Georgia
Atlantic Associates, Inc.                                                     Delaware
Atlantic Home Video                                                           Delaware
Atlantic Prospect, Inc.                                                       New York
Audio House, Inc., The                                                        California
Avery Productions Inc.                                                        Delaware
Bahamas Underwriters Services Limited                                         Bahamas
Bardwire Inc.                                                                 Delaware
Bay County Energy Systems, Inc.                                               Delaware
Bay Resource Management, Inc.                                                 Delaware
Belhaven Limited                                                              Bahamas
BET Acquisition Corp.                                                         Delaware
BET Arabesque, LLC                                                            Delaware
BET Creations, Inc.                                                           Delaware
BET Development Company                                                       Delaware
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                                                                          Page 3

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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
BET Documentaries, LLC.                                                       Delaware
BET Event Productions, LLC                                                    Delaware
BET Holdings Inc.                                                             Delaware
BET Innovations Publishing, Inc.                                              Delaware
BET Interactive, LLC                                                          Delaware
BET International, Inc.                                                       Delaware
BET Music Soundz, Inc.                                                        Delaware
BET Pictures II Development & Production, Inc.                                Delaware
BET Pictures II Distribution, Inc.                                            Delaware
BET Pictures II, LLC                                                          Delaware
BET Publications, LLC                                                         Delaware
BET Radio, L.L.C.                                                             Delaware
BET Satellite Services, Inc.                                                  Delaware
BET Services, Inc.                                                            Delaware
BET Television Productions, LLC                                               Delaware
Beta Theatres Inc.                                                            Delaware
Beverlyfax Music, Inc.                                                        California
Big Planet Video, Inc.                                                        New Hampshire
Big Shows Inc.                                                                Delaware
Big Ticket Music Inc.                                                         Delaware
Big Ticket Pictures Inc.                                                      Delaware
Big Ticket Productions Inc.                                                   Delaware
Big Ticket Television Inc.                                                    Delaware
Black Entertainment Television, Inc.                                          Delaware
Black Rock Enterprises, Inc.                                                  New York
Blockbuster Airships, Inc.                                                    Delaware
Blockbuster Amphitheater Corporation                                          Delaware
Blockbuster Argentina S.A.                                                    Argentina
Blockbuster Australia Pty Ltd.                                                Australia
Blockbuster BEI Taiwan Ltd.                                                   Taiwan
Blockbuster Canada Co.                                                        Canada (Nova Scotia)
Blockbuster Canada Inc.                                                       Delaware
Blockbuster Computer Systems Corporation                                      Florida
Blockbuster de Mexico, S.A. de C.V.                                           Mexico

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                                                                          Page 4

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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Blockbuster Distribution, Inc.                                                Delaware
Blockbuster Entertainment (Ireland) Ltd.                                      Ireland
Blockbuster Entertainment Corporation                                         Delaware
Blockbuster Entertainment Limited                                             United Kingdom
Blockbuster Express (Scotland) Ltd.                                           United Kingdom
Blockbuster Express Limited                                                   United Kingdom
Blockbuster Global Services Inc.                                              Delaware
Blockbuster Holding Denmark A/S                                               Denmark
Blockbuster Inc.                                                              Delaware
Blockbuster International Spain Inc.                                          Delaware
Blockbuster International Taiwan B.V.                                         Netherlands
Blockbuster Investments LLC                                                   Delaware
Blockbuster Mid-America, Inc.                                                 Delaware
Blockbuster On-Line Services, Inc.                                            Delaware
Blockbuster Park Lands, Inc.                                                  Florida
Blockbuster Park, Inc.                                                        Delaware
Blockbuster SC Video Operating Corporation                                    Delaware
Blockbuster Services Inc.                                                     Delaware
Blockbuster Technology Holding Corporation                                    Delaware
Blockbuster UK Limited                                                        United Kingdom
Blockbuster Uruguay Limitada                                                  Uruguay
Blockbuster Video (New Zealand) Ltd.                                          New Zealand
Blockbuster Video Acquisition Corp.                                           Delaware
Blockbuster Video Denmark A/S                                                 Denmark
Blockbuster Video Espana, SpA                                                 Spain
Blockbuster Video International Corporation (Chile) Limitada                  Chile
Blockbuster Video Italy, Inc.                                                 Delaware
Blockbuster Video Jylland A/S                                                 Denmark
Blockbuster Video Superstores (Australia) Pty Limited                         Australia
Blockbuster.com Holding Inc..                                                 Delaware
Blockbuster.com LLC                                                           Delaware
Blue Cow Inc.                                                                 Delaware
BN Productions Inc.                                                           Delaware
Bombay Hook Limited                                                           Delaware
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                                                                          Page 5

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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
Bonneville Wind Corporation                                                   Utah
Box Italy LLC, The                                                            Delaware
Box Italy S.R.L., The                                                         Italy
Box Worldwide LLC, The                                                        Delaware
Branded Productions Inc.                                                      California
Bruin Music Company                                                           Delaware
BS Hotel, Inc.                                                                Delaware
BTC Films Inc.                                                                Canada (Ontario)
Bulletin Company                                                              Delaware
Butterick Road Productions Inc.                                               Canada (Ontario)
C & W Land Corporation                                                        New Jersey
California Holdings LLC                                                       Delaware
Caloil Inc.                                                                   Canada
Cania Productions Inc.                                                        Canada (Ontario)
Capital Equipment Leasing Limited                                             United Kingdom
Caroline Film Productions, Inc.                                               California
CATV Enterprises, Inc.                                                        New York
Cayman Overseas Reinsurance Association                                       Cayman Islands
CBS Broadcast International Asia Inc.                                         New York
CBS Broadcast International of Canada, Ltd.                                   Canada (Ontario)
CBS Broadcast Services, Ltd.                                                  England
CBS Broadcasting Inc.                                                         New York
CBS Cable Networks, Inc.                                                      Delaware
CBS Canada Co.                                                                Canada (Nova Scotia)
CBS Communications Services, Inc.                                             Delaware
CBS Corporation                                                               Pennsylvania
CBS Dallas Media, Inc.                                                        Delaware
CBS Dallas Ventures, Inc.                                                     Texas
CBS FMX Stereo, Inc.                                                          New York
CBS Mass Media Corporation                                                    Delaware
CBS News Communications Inc.                                                  New York
CBS Overseas Inc.                                                             New York
CBS Pageants, Inc.                                                            Delaware
CBS Sports Asia Inc.                                                          New York
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                                                                          Page 6

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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
CBS Survivor Productions, Inc.                                                Delaware
CBS TeleNoticias do Brasil Ltda.                                              Brazil
CBS Worldwide Inc.                                                            Delaware
Central Fidelity Insurance Company                                            Vermont
Centurion Satellite Broadcast Inc.                                            Delaware
Century Entertainment Ltd.                                                    United Kingdom
CG Films Inc.                                                                 Canada (Ontario)
Charlotte Amphitheater Corporation                                            Delaware
Charmac, Inc.                                                                 Florida
Chartcom, Inc.                                                                Delaware
Charter Barge Company                                                         New York
Charter Caribbean Company                                                     Florida
Charter Crude Oil Company                                                     Texas
Charter Crude Oil Trading Company                                             Texas
Charter Futures Trading Company                                               Texas
Charter International Development Co.                                         Florida
Charter International Finance N.V.                                            Netherlands Antilles
Charter International Oil Company                                             Texas
Charter Marine Transportation Inc.                                            Delaware
Charter Media Company                                                         Delaware
Charter Oil (Alaska), Inc.                                                    Florida
Charter Oil (Bahamas) Limited                                                 Bahamas
Charter Oil (Bahamas), Inc.                                                   Florida
Charter Oil (International), Inc.                                             Florida
Charter Oil Company                                                           Florida
Charter Oil Services, Inc.                                                    Texas
Charter Oil Specialities Limited                                              Bahamas
Charter Publishing Company                                                    Delaware
Chazo Productions Inc.                                                        Delaware
Chenille International B.V.                                                   Netherlands
CI Productions Inc.                                                           Canada (B.C.)
Cinamerica Service Corporation                                                Delaware
Cinema Dominicana S.A.                                                        Dominican Republic
Cinematic Arts B.V.                                                           Netherlands
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                                                                          Page 7

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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
City Lights Productions Inc.                                                  Canada (B.C.)
Cityvision Investments Ltd.                                                   United Kingdom
Cityvision PLC                                                                United Kingdom
Cityvision Videotheken Ges.M.B.H.                                             Austria
Classless Inc.                                                                Delaware
Climate Productions Inc.                                                      Canada (B.C.)
Cloverleaf Productions Inc.                                                   Delaware
COFI Credit Corporation                                                       Delaware
Columbia Television, Inc.                                                     New York
Columbus Circle Films Inc.                                                    Delaware
Communities IP Holdings, Inc.                                                 Delaware
Communities LP Holdings, Inc.                                                 Delaware
Compelling Music Corporation                                                  California
Corporate Fleet Leasing Company, Inc.                                         Delaware
Country Entertainment, Inc.                                                   Delaware
Country Music Television, Inc.                                                Tennessee
Country Network Enterprises, Inc.                                             Delaware
country.com, Inc.                                                             Delaware
Creative Film Services Inc.                                                   Delaware
D.E.J. Productions Inc.                                                       Delaware
Day Reagan Productions Inc.                                                   Canada (Ontario)
Dayton Press, Inc.                                                            Florida
DC Films Inc.                                                                 Canada (B.C.)
Debate Films Inc.                                                             Canada (Ontario)
Defenders Productions Inc.                                                    Canada (Ontario)
Delaware Blue Steel Inc.                                                      Delaware
Delaware Resource Beneficiary, Inc.                                           Delaware
Delaware Resource Lessee Trust                                                Delaware
Delaware Resource Management, Inc.                                            Delaware
Design-Graphics, Inc.                                                         Florida
Desilu Productions, Inc.                                                      Delaware
Direct Court Productions, Inc.                                                Delaware
Doghouse Films Inc.                                                           Canada (B.C.)
DT Productions Inc.                                                           Canada (B.C.)
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                                                                          Page 8

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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
Dutchess Resource Management, Inc.                                            Delaware
Dynamic Soap, Inc.                                                            California
Eagle Direct Inc.                                                             Delaware
Eighth Century Corporation                                                    Delaware
Elite Productions Inc.                                                        Delaware
Energy Development Associates, Inc.                                           Delaware
Ensign Music Corporation                                                      Delaware
EPI Music Company                                                             California
Erica Film Productions, Inc.                                                  California
Ersh, Inc.                                                                    New York
Evergreen Programs, Inc.                                                      New York
EWB Corporation                                                               Delaware
Family Entertainment Centers, Inc.                                            Florida
Famous Music Corporation                                                      Delaware
Famous Music Publishing Germany GmbH & Co KG                                  Germany
Famous Music Publishing Limited                                               United Kingdom
Famous Orange Productions Inc.                                                Delaware
Famous Players Films Inc.                                                     Canada (Federal)
Famous Players Inc.                                                           Canada (Federal)
Famous Players International B.V.                                             Netherlands
Famous Players Investments B.V.                                               Netherlands
Festival Inc.                                                                 Delaware
Fifty-Sixth Century Antrim Iron Company, Inc.                                 Delaware
Film Intex Corporation                                                        Delaware
Filmcraft Productions Inc.                                                    Delaware
Films Paramount S.A.                                                          France
First Hotel Investment Corporation                                            Delaware
First Westinghouse Capital Corporation                                        Delaware
FLC Holding Corp.                                                             Florida
Focus Video Pty. Ltd.                                                         Australia
Fortin Industries, Inc.                                                       Delaware
Forty-Fourth Century Corporation                                              Delaware
Four Crowns, Inc.                                                             Delaware
French Street Management Inc.                                                 Delaware
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                                                                          Page 9

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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
Fried Worms Productions Inc.                                                  Delaware
Front Street Management Inc.                                                  Delaware
Future General Corporation                                                    Delaware
G & W Leasing Company                                                         Delaware
G & W Natural Resources Company, Inc.                                         Delaware
Games Animation Inc.                                                          Delaware
Games Exchange Inc.                                                           Delaware
Games Productions Inc.                                                        Delaware
Gateway Fleet Company                                                         Delaware
GC Productions Inc.                                                           Delaware
Giraudy S.A.                                                                  France
Gladwin of Indiana, Inc.                                                      Indiana
GLD Holdings L.L.C.                                                           Delaware
Glendale Property Corp.                                                       Delaware
Global Film Distributors B.V.                                                 Netherlands
Glory Productions Inc.                                                        Delaware
Gloucester Titanium Company, Inc.                                             Delaware
GNS Productions Inc.                                                          Delaware
Go Mass Media Finance S.A.                                                    France
Go Mass Media S.A.                                                            France
Go Outdoor Systems Holdings S.A.                                              France
Golden Communications, Inc.                                                   Michigan
Grace Productions LLC                                                         Delaware
Grammar Productions Inc.                                                      Delaware
Gramps Company, Inc., The                                                     Delaware
Grand Bahama Petroleum Company Limited                                        Bahamas
Grande Alliance Co. Ltd.                                                      Cayman Islands
Granite Productions, Inc.                                                     California
Great American Entertainment Motion Pictures, Inc.                            California
Great American Entertainment Television, Inc.                                 California
Green Tiger Press, Inc.                                                       California
Group W Television Stations, Inc.                                             Delaware
GS Films Inc.                                                                 Canada (Ontario)
Gulf & Western do Brazil Industria e Comercio  Limitada                       Brazil
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                                                                         Page 10

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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
Gulf & Western Indonesia, Inc.                                                Delaware
Gulf & Western Intercontinental Investments N.V.                              Netherlands Antilles
Gulf & Western International Finance N.V.                                     Switzerland
Gulf & Western International N.V.                                             Netherlands Antilles
Gulf & Western Limited                                                        Bahamas
Gulf DTH Production                                                           United Kingdom
Gulf DTH Services                                                             United Kingdom
Hamilton Projects, Inc.                                                       New York
Hardwood Productions Inc.                                                     Canada (Ontario)
Harvester Press Limited, The                                                  United Kingdom
Heartland Productions Inc.                                                    Canada (Alberta)
Hemisphere Broadcasting Corporation                                           Delaware
HFM Productions Inc.                                                          Canada (Ontario)
High Command Productions Limited                                              United Kingdom
Hit Radio, Inc.                                                               New York
House of Yes Productions Inc.                                                 Delaware
HZH Company                                                                   Delaware
Image Edit, Inc.                                                              Delaware
Imagine Radio, Inc.                                                           California
IMR Acquisition Corp.                                                         Delaware
Independent Petrochemical Corporation                                         Ohio
INFCO Network Inc.                                                            Delaware
Infinity Broadcasting Corporation                                             Delaware
Infinity Broadcasting Corporation of Atlanta                                  Delaware
Infinity Broadcasting Corporation of Baltimore                                New York
Infinity Broadcasting Corporation of Boston                                   Delaware
Infinity Broadcasting Corporation of California                               Delaware
Infinity Broadcasting Corporation of Chesapeake                               Delaware
Infinity Broadcasting Corporation of Chicago                                  Delaware
Infinity Broadcasting Corporation of Dallas                                   Delaware
Infinity Broadcasting Corporation of Dallas II                                Delaware
Infinity Broadcasting Corporation of Detroit                                  Delaware
Infinity Broadcasting Corporation of Florida                                  Delaware
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                                                                         Page 11

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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Infinity Broadcasting Corporation of Ft. Worth                                Delaware
Infinity Broadcasting Corporation of Georgia                                  Delaware
Infinity Broadcasting Corporation of Glendale                                 Delaware
Infinity Broadcasting Corporation of Illinois                                 Delaware
Infinity Broadcasting Corporation of Los Angeles                              Delaware
Infinity Broadcasting Corporation of Maryland                                 Delaware
Infinity Broadcasting Corporation of Michigan                                 Delaware
Infinity Broadcasting Corporation of New York                                 Delaware
Infinity Broadcasting Corporation of Northern California                      Delaware
Infinity Broadcasting Corporation of Pennsylvania                             Pennsylvania
Infinity Broadcasting Corporation of Philadelphia                             Delaware
Infinity Broadcasting Corporation of San Antonio                              Texas
Infinity Broadcasting Corporation of San Francisco                            Delaware
Infinity Broadcasting Corporation of Tampa                                    Delaware
Infinity Broadcasting Corporation of Texas                                    Delaware
Infinity Broadcasting Corporation of Washington                               Delaware
Infinity Broadcasting Corporation of Washington, D.C.                         Delaware
Infinity Holdings Corp. of Chesapeake                                         Delaware
Infinity Holdings Corp. of Ft. Worth                                          Delaware
Infinity Holdings Corp. of Georgia                                            Delaware
Infinity Holdings Corp. of Massachusetts                                      Delaware
Infinity Holdings Corp. of Orlando                                            Delaware
Infinity KFRC-FM, Inc.                                                        Delaware
Infinity KOAI-FM Holdings Corporation                                         Delaware
Infinity KOAI-FM Licensee Corporation                                         Delaware
Infinity KOAI-FM, Inc.                                                        Delaware
Infinity Media Corporation                                                    Delaware
Infinity Network, Inc.                                                        Delaware
Infinity of Chesapeake Licensee Corporation                                   Delaware
Infinity of Ft. Worth Licensee Corporation                                    Delaware
Infinity of Georgia Licensee Corporation                                      Delaware
Infinity Outdoor of Florida Holding Co.                                       Delaware
Infinity Outdoor of Florida, Inc.                                             Florida
Infinity Outdoor, Inc.                                                        Delaware
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                                                                         Page 12

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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
Infinity Radio Holdings, Inc.                                                 Virginia
Infinity Radio Inc.                                                           Delaware
Infinity Radio License Inc.                                                   Delaware
Infinity Radio of Austin Inc.                                                 Delaware
Infinity Radio of Charlotte License Inc.                                      Virginia
Infinity Radio of Kansas City License Inc.                                    Virginia
Infinity Radio of North Carolina License Inc.                                 Virginia
Infinity Radio of Pittsburgh License Inc.                                     Virginia
Infinity Radio of Portland Inc.                                               Delaware
Infinity Radio of Sacramento License Inc.                                     Virginia
Infinity Radio of Seattle License Inc.                                        Virginia
Infinity Radio of St. Louis License Inc.                                      Virginia
Infinity Radio of Washington License Inc.                                     Virginia
Infinity Technical Services Inc.                                              Delaware
Infinity Ventures, Inc.                                                       Delaware
Infinity WLIF, Inc.                                                           Maryland
Infinity WLIF-AM, Inc.                                                        Maryland
Infinity WOAZ-FM, Inc.                                                        Massachusetts
Infinity WPGC (AM), Inc.                                                      Delaware
Inside Edition  Inc.                                                          New York
International Overseas Film Services, Inc.                                    Delaware
International Overseas Productions, Inc.                                      California
International Raw Materials Limited                                           Bahamas
Interstitial Programs Inc.                                                    Delaware
Irvine Games Inc.                                                             Delaware
Irvine Games USA Inc.                                                         Delaware
Jeopardy Productions Inc.                                                     Canada (B.C.)
Jerry's Outdoor Advertising, Inc.                                             Florida
Jiffy Billboards, Inc.                                                        Florida
Joseph Productions Inc.                                                       Delaware
Justice Productions Inc.                                                      Canada (Ontario)
K.W.M. Inc.                                                                   Delaware
Katled Systems Inc.                                                           Delaware
Kilo Mining Corporation                                                       Pennsylvania
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                                                                         Page 13

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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
King World Animation Inc.                                                     California
King World Corporation                                                        Delaware
King World Development Inc.                                                   California
King World Direct Inc.                                                        Delaware
King World FSC Corporation                                                    Virgin Islands
King World Media Sales Inc.                                                   Delaware
King World Merchandising, Inc.                                                Delaware
King World Productions, Inc.                                                  Delaware
King World Studios West Inc.                                                  California
King World/GSN Inc.                                                           Delaware
King World/LR Inc.                                                            California
Kings Island Company                                                          Delaware
KSLQ, Inc.                                                                    Missouri
KTVT Broadcasting Company, L.P.                                               Texas
KUTV Holdings, Inc.                                                           Delaware
KW Development Inc.                                                           California
KWTS Productions Inc.                                                         California
L23 Productions Inc.                                                          Canada (Ontario)
Ladies Man Productions Inc.                                                   Canada (Ontario)
Ladies Man Productions USA Inc.                                               Delaware
Large Ticket Songs Inc.                                                       Delaware
Laurel Entertainment, Inc.                                                    Delaware
LDI Limited                                                                   United Kingdom
Level Nine Productions Inc.                                                   Canada (B.C.)
Levitt Property Managers, Inc.                                                California
List Productions Inc.                                                         Canada (Ontario)
Lizarb B.V.                                                                   Netherlands
Long Road Productions                                                         Illinois
Low Key Productions Inc.                                                      Delaware
LS Productions Inc.                                                           Canada (Ontario)
LT Holdings Inc.                                                              Delaware
Maarten Investerings Partnership                                              New York
Made To Love Productions Inc.                                                 Canada (Ontario)
Magic Hour Productions, Ltd.                                                  Canada (B.C.)
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                                                                         Page 14

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
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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
Magical Motion Pictures Inc.                                                  Delaware
Magicam, Inc.                                                                 Delaware
Major Video National Advertising Council Corporation                          Nevada
Major Video Super Stores, Inc.                                                Nevada
Marathon Holdings Inc.                                                        Delaware
Mars Film Produzione S.P.A.                                                   Italy
Matlock Company, The                                                          Delaware
Matt Houston Company, The                                                     California
Mattalex Corporation                                                          Delaware
Maxim Video Ltd.                                                              United Kingdom
Maxmedia, Inc.                                                                Florida
Mediacom Inc.                                                                 Canada
Melrose Productions Inc.                                                      California
Merlot Film Productions, Inc.                                                 California
Merritt Inc.                                                                  Delaware
Metro Poster Advertising Ltd.                                                 Ireland
Metrobus Advertising Limited                                                  United Kingdom
Michaela Productions Inc.                                                     Delaware
Montgomery Acquisition, Inc.                                                  Delaware
Movie Channel Production UK Ltd., The                                         United Kingdom
MTV Animation Inc.                                                            Delaware
MTV Asia Development Company Inc.                                             Delaware
MTV Asia LDC                                                                  Cayman Islands
MTV Asia Ownership One LDC                                                    Cayman Islands
MTV Asia Ownership Two LDC                                                    Cayman Islands
MTV Asia Ventures Co.                                                         Cayman Islands
MTV Australia Inc.                                                            Delaware
MTV Europe                                                                    Delaware
MTV Hong Kong Limited                                                         Hong Kong
MTV India Development Company Inc.                                            Delaware
MTV India LDC                                                                 Cayman Islands
MTV India Private Limited                                                     India
MTV Networks AB                                                               Sweden
MTV Networks B.V.                                                             Netherlands
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                                                                         Page 15

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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
MTV Networks Company                                                          Delaware
MTV Networks de Mexico S. de R.L. de C.V.                                     Mexico
MTV Networks Enterprises Inc.                                                 Delaware
MTV Networks Europe Inc.                                                      Delaware
MTV Networks Global Services Inc.                                             Delaware
MTV Networks GmbH                                                             Germany
MTV Networks Latin America Inc.                                               Delaware
MTV Networks SARL                                                             France
MTV Networks Shopping Inc.                                                    Delaware
MTV Networks South Africa Inc.                                                Delaware
MTV Networks Srl                                                              Italy
MTV Russia Holdings Inc.                                                      Delaware
MTV SA LDC                                                                    Cayman Islands
MTV Songs Inc.                                                                Delaware
MTV Taiwan LDC                                                                Cayman Islands
MTVBVI Inc.                                                                   Delaware
MTVi Group, Inc., The                                                         Delaware
MTVi Group, L.P., The                                                         Delaware
MTVN Online Inc.                                                              Delaware
MTVN Online Partner I Inc.                                                    Delaware
MTVN Online Partner I LLC                                                     Delaware
MTVN Shopping Inc.                                                            Delaware
Multi Mineral Corporation                                                     Texas
Music By Nickelodeon Inc.                                                     Delaware
Music By Video Inc.                                                           Delaware
N.V. Alrecon                                                                  Netherlands
Naked City Productions Inc.                                                   Canada (Ontario)
National Advertising Company                                                  Delaware
Nepco (Florida), Inc.                                                         Florida
Nepco Energy Corporation                                                      New York
Nepco Exploration (U.K.) Limited                                              United Kingdom
Nepco Petroleum Limited                                                       Canada
Network Enterprises, Inc.                                                     Tennessee
Network Talent, LLC                                                           Tennessee
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                                                                         Page 16

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SUBSIDIARY NAME                                                               OR ORGANIZATION
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
Networks Media Services Ltd.                                                  United Kingdom
Neutronium Inc..                                                              Delaware
New CORAL Ltd.                                                                Cayman Islands
New England Petroleum Corporation                                             New York
New Jersey Zinc Exploration Company, The                                      Delaware
New Leaf Entertainment Corporation                                            Delaware
New Providence Assurance Company Limited                                      Bahamas
New York Subways Advertising Co., Inc.                                        Arizona
Newdon Productions                                                            Illinois
Nick At Nite's TV Land Retromercials Inc.                                     Delaware
Nickelodeon Verwaltung GmbH                                                   Germany
Nickelodeon Animation Studios Inc.                                            Delaware
Nickelodeon Australia Inc.                                                    Delaware
Nickelodeon Brasil Inc.                                                       Delaware
Nickelodeon Direct Inc.                                                       Delaware
Nickelodeon Global Network Ventures Inc.                                      Delaware
Nickelodeon Huggings U.K. Limited                                             United Kingdom
Nickelodeon India Corporation                                                 Delaware
Nickelodeon International Ltd.                                                United Kingdom
Nickelodeon Magazines Inc.                                                    Delaware
Nickelodeon Movies Inc.                                                       Delaware
Nickelodeon Online Inc.                                                       Delaware
Nicki Film Productions, Inc.                                                  California
Night Falls Productions Inc.                                                  Delaware
North Shore Productions Inc.                                                  California
NTA Films, Inc.                                                               New York
NTA, Inc.                                                                     New York
Number One FSC Ltd.                                                           US Virgin Islands
NV Broadcasting (Canada), Inc.                                                Canada
NV International, Inc.                                                        Georgia
O & W Corporation                                                             Tennessee
O Good Songs Company                                                          California
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
O'Connor Combustor Corporation                                                California
Oil Company, The                                                              Delaware
OM/TV Productions Inc.                                                        Delaware
One and Only Joint Venture, The                                               New York
OS Bus, Inc.                                                                  Georgia
OS Florida, Inc.                                                              Florida
OSI Sports Marketing, Inc.                                                    Delaware
OSI Tall Wall Media, LLC                                                      California
Oswego Barge Corporation                                                      Delaware
Our Home Productions Inc.                                                     Delaware
Outatown Productions Inc.                                                     Delaware
Outdoor Communications, Inc.                                                  Florida
Outdoor Entertainment, Inc.                                                   Tennessee
Outdoor Images Limited                                                        United Kingdom
Outdoor Management Network, Inc.                                              California
Outdoor Systems (New York), Inc.                                              New York
Outdoor Systems Electrical Corp.                                              New York
Outdoor Systems Mexido, S.A. de C.V.                                          Mexico
Outdoor Systems, Inc.                                                         Delaware
Overseas Services B.V.                                                        Netherlands
Paramount (PDI) Distribution Inc.                                             Delaware
Paramount Advertiser Services Inc.                                            Delaware
Paramount Asia Inc.                                                           Delaware
Paramount British Pictures Limited                                            United Kingdom
Paramount Canadian Productions, Inc.                                          Delaware
Paramount Channel Partnership, The                                            United Kingdom
Paramount Communications Technology Group Inc.                                Delaware
Paramount Digital Entertainment Inc.                                          Delaware
Paramount Film Production (Deutschland) GmbH                                  Germany
Paramount Film Services Ltd.                                                  United Kingdom
Paramount Films B.V.                                                          Netherlands
Paramount Films of Australia Inc.                                             Delaware
Paramount Films of China, Inc.                                                Delaware
Paramount Films of Egypt, Inc.                                                Delaware
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Paramount Films of India, Ltd.                                                Delaware
Paramount Films of Italy, Inc.                                                New York
Paramount Films of Lebanon, Inc.                                              New York
Paramount Films of Pakistan Ltd.                                              New York
Paramount Films of Southeast Asia Inc.                                        Delaware
Paramount General Entertainment Australia Inc.                                Delaware
Paramount Home Entertainment (Denmark) IS                                     Denmark
Paramount Home Entertainment (France) SAS                                     France
Paramount Home Entertainment (Germany) GmBH                                   Germany
Paramount Home Entertainment (New Zealand) Limited                            New Zealand
Paramount Home Entertainment (Norway) ANS                                     Norway
Paramount Home Entertainment (Scandinavia) AB                                 Sweden
Paramount Home Entertainment (Spain) SL                                       Spain
Paramount Home Entertainment (UK)                                             United Kingdom
Paramount Home Entertainment Australia Pty Ltd.                               Australia
Paramount Home Entertainment B.V.                                             Netherlands
Paramount Home Entertainment Inc.                                             Delaware
Paramount Home Entertainment International (Holdings) B.V.                    Netherlands
Paramount Home Entertainment International B.V.                               Netherlands
Paramount Home Entertainment International Limited                            United Kingdom
Paramount Images Inc.                                                         Delaware
Paramount International Netherlands B.V.                                      Netherlands
Paramount LAPTV Inc.                                                          Delaware
Paramount Music Corporation                                                   Delaware
Paramount Overseas Productions, Inc.                                          Delaware
Paramount Parks Experience Inc.                                               Nevada
Paramount Parks Inc.                                                          Delaware
Paramount Parks International B.V.                                            Netherlands
Paramount Pay TV Limited                                                      United Kingdom
Paramount Pictures (Australia) Pty. Limited                                   Australia
Paramount Pictures (Canada) Inc.                                              Canada (Ontario)
Paramount Pictures (U.K.) Limited.                                            United Kingdom
Paramount Pictures Corporation                                                Delaware
Paramount Pictures Corporation (Canada) Inc.                                  Canada (Ontario)
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Paramount Production Support Inc.                                             Delaware
Paramount Productions Service Corporation                                     Delaware
Paramount Productions, Inc.                                                   Canada (Ontario)
Paramount Show Services International LDC                                     Cayman Islands
Paramount Stations Group Inc.                                                 Virginia
Paramount Stations Group of Fort Worth/Dallas Inc.                            Virginia
Paramount Stations Group of Houston Inc.                                      Virginia
Paramount Stations Group of Miami Inc.                                        Delaware
Paramount Stations Group of Oklahoma City LLC                                 Delaware
Paramount Stations Group of Philadelphia Inc.                                 Delaware
Paramount Stations Group of Pittsburgh Inc.                                   Delaware
Paramount Stations Group of Washington Inc.                                   Virginia
Paramount Stations Group of Wichita Inc.                                      Delaware
Paramount Television International Services, Ltd.                             Bermuda
Paramount Television Limited                                                  United Kingdom
Paramount Television Service, Inc.                                            Delaware
Paramount Worldwide Productions Inc.                                          Delaware
Para-Sac Music Corporation                                                    Delaware
Park Court Productions, Inc.                                                  Delaware
Part-Time Productions Inc.                                                    Delaware
PCCGW Company, Inc.                                                           Delaware
PCI Canada Inc.                                                               Delaware
PCI Network Partner II Inc.                                                   Delaware
PCI Network Partner Inc.                                                      Delaware
Peak FSC, Ltd.                                                                Bermuda
Peppercorn Productions, Inc.                                                  Tennessee
Permutation Productions Inc.                                                  Delaware
Pet II Productions Inc.                                                       Delaware
PMV Productions Inc.                                                          Delaware
Pocket Books of Canada, Ltd.                                                  Canada (Federal)
Possum Point Incorporated                                                     Delaware
PPC Film Management GmbH                                                      Germany
Premiere House, Inc.                                                          Delaware
Prentice-Hall International (U.K.) Ltd.                                       United Kingdom
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Preye, Inc.                                                                   California
Prospect Company Ltd.                                                         Cayman Islands
Proxy Music Corporation                                                       California
PSG of PHA Inc.                                                               Virginia
PT Productions Inc.                                                           Delaware
Publishing FSC Ltd.                                                           US Virgin Islands
Quebec Oil Refinery, Ltd.                                                     Canada
Quemahoning Coal Processing Company                                           Pennsylvania
R.G.L. Realty Limited                                                         United Kingdom
Radio Systems of Philadelphia, Inc.                                           Pennsylvania
Raianna Productions Inc.                                                      Canada (Federal)
Rat Race USA Inc.                                                             Delaware
Raven Media LLC                                                               Delaware
Real TV Music Inc.                                                            Delaware
Reality Check Productions Inc.                                                Delaware
Remote Productions Inc.                                                       Delaware
Republic Distribution Corporation                                             Delaware
Republic Entertainment Inc.                                                   Delaware
Republic Pictures Corporation of Canada, Ltd.                                 Canada
Republic Pictures Enterprises, Inc.                                           Delaware
Republic Pictures Netherlands Antilles N.V.                                   Netherlands Antilles
Republic Pictures Productions, Inc.                                           California
RH Productions Inc.                                                           California
Ripple Vale Holdings, Limited                                                 US Virgin Islands
Ritz Video Film Hire Ltd.                                                     United Kingdom
ROA Media Corp.                                                               Florida
Roadshow Advertising Ltd.                                                     Ireland
Rocks, Inc.                                                                   Delaware
Rocky Mount Town Associates Limited Partnership                               Delaware
RR Films Inc.                                                                 Canada (Alberta)
RTV News Inc.                                                                 Delaware
RTV News Music Inc.                                                           Delaware
RWS Productions Inc.                                                          Canada (B.C.)
Sagittarius Broadcasting Corporation                                          New York
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Salm Enterprises, Inc.                                                        California
San Francisco Broadcasters, Inc.                                              California
San Francisco Walls, Inc.                                                     California
San Juan Resource Management, Inc.                                            Delaware
Satellite Holdings Inc.                                                       Delaware
Saucon Valley Iron and Railroad Company, The                                  Pennsylvania
Scarab Publishing Corporation                                                 Delaware
Scott Mattson Farms, Inc.                                                     Florida
SDI Raven LLC                                                                 Delaware
Season Four Sentinel Productions Inc.                                         Canada (B.C.)
Season Three Seven Days Productions Inc.                                      Canada (B.C.)
Season Three Viper Productions Inc.                                           Canada (B.C.)
Season Two Seven Days Productions Inc.                                        Canada (B.C.)
Season Two Soul Food Productions Inc.                                         Canada (Ontario)
SEG Equity Holdings, Inc.                                                     Delaware
Sentinel Productions Inc.                                                     Canada (B.C.)
Servicios Administrativos America, S.A. de C.V.                               Mexico
Seven-Up Bottling Co. of Visalia                                              California
SF Films Inc.                                                                 Canada (Ontario)
SFI Song Company                                                              Delaware
Sher Ventures, Inc.                                                           New York
Ship House, Inc.                                                              Florida
Show Works Productions Inc.                                                   Delaware
Showtime Networks Inc.                                                        Delaware
Showtime Networks Inc. (U.K.)                                                 Delaware
Showtime Networks Middle East Inc.                                            Delaware
Showtime Networks Satellite Programming Company                               California
Showtime Online Inc.                                                          Delaware
Showtime Satellite Networks Inc.                                              Delaware
Showtime/Sundance Holding Company Inc.                                        Delaware
SIFO One Inc.                                                                 Delaware
SIFO Two Inc.                                                                 Delaware
Simon & Schuster (Australia) Pty. Limited                                     Australia
Simon & Schuster (U.K.) Limited                                               United Kingdom
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
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Simon & Schuster Global Services Inc.                                         Delaware
Simon & Schuster International Inc.                                           Delaware
Simon & Schuster Japan K.K.                                                   Japan
Simon & Schuster Limited                                                      United Kingdom
Simon & Schuster of Canada (1976) Ltd.                                        Canada (Federal)
Simon & Schuster, Inc.                                                        New York
Sirens Productions Inc.                                                       Canada (Ontario)
SJ Films Inc.                                                                 Canada (Ontario)
Sky Blue Investments, Limited                                                 Jersey
SNI Development Corp.                                                         Delaware
Snow Day Productions Inc.                                                     Canada (Alberta)
SOAF Films Inc.                                                               Canada (Ontario)
Soapmusic Company                                                             Delaware
Solar Service Company                                                         Delaware
SonicNet L.L.C.                                                               Delaware
Southeastern Home Video, Inc.                                                 Delaware
Spark Network Services, Inc.                                                  Delaware
Spelling Daytime Songs Inc.                                                   Delaware
Spelling Daytime Television Inc.                                              Delaware
Spelling Entertainment Group Inc.                                             Delaware
Spelling Entertainment Inc.                                                   Delaware
Spelling Films Inc.                                                           Delaware
Spelling Films Music Inc.                                                     Delaware
Spelling Pictures Inc.                                                        Delaware
Spelling Satellite Networks, Inc.                                             California
Spelling Television (Canada) Inc.                                             Canada (B.C.)
Spelling Television Inc.                                                      Delaware
Spelling Television Quebec Inc.                                               Canada (Federal)
Spider Films Inc.                                                             Canada (B.C.)
Sport Pages Productions Inc.                                                  Canada (B.C.)
Spy Productions Inc.                                                          Canada (Ontario)
St. Francis Ltd.                                                              Cayman Islands
St. Ives Company Ltd.                                                         Cayman Islands
St. Johns Realty Investors                                                    Massachusetts
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Starfish Productions Inc.                                                     Florida
Stargate Acquisition Corp.                                                    Delaware
State of Mind Inc.                                                            Delaware
Station Holdings B, Inc.                                                      Delaware
Stranglehold Productions, Inc.                                                California
Streak Productions Inc.                                                       Canada (Ontario)
Sudbury (Joint Venture)                                                       Canada (Federal)
Sunn Classic Pictures, Inc.                                                   Utah
Sunset Beach Productions, Inc.                                                Delaware
Superstar Productions Inc.                                                    Canada (Ontario)
Superstar Productions USA Inc.                                                Delaware
Sweetwater Productions Inc.                                                   Canada (B.C.)
T & R Payroll Company                                                         Delaware
T.V. Factory, Inc., The                                                       New York
Talent Court Productions, Inc.                                                Delaware
Taylor Forge Memphis, Inc.                                                    Delaware
TC Productions Inc.                                                           Delaware
TDI (BP) Limited                                                              United Kingdom
TDI (FB) Limited                                                              United Kingdom
TDI Advertising Limited                                                       United Kingdom
TDI Buses Limited                                                             United Kingdom
TDI France Holding SAS                                                        France
TDI Holdings Limited                                                          United Kingdom
TDI Holland B.V.                                                              Netherlands
TDI International, Inc.                                                       Delaware
TDI Mail Holdings Limited                                                     Northern Ireland
TDI Metro (NI) Limited                                                        Northern Ireland
TDI Metro, Ltd.                                                               Ireland
TDI Transit Advertising Limited                                               United Kingdom
TDI Worldwide, Inc.                                                           Delaware
Tele-Vu Ltee.                                                                 Canada (Federal)
They Productions Inc.                                                         Delaware
Things of the Wild Songs Inc.                                                 Delaware
Thinner Productions, Inc.                                                     Delaware
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
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Third Century Company                                                         Delaware
Thirteenth Century Corporation                                                Delaware
Thirtieth Century Corporation                                                 Delaware
Three Productions Inc.                                                        Canada (B.C.)
Thunder, Inc.                                                                 Delaware
Timber Purchase Company                                                       Florida
Times Square Displays, LLC                                                    New York
Titus Productions, Inc.                                                       California
TMI International B.V.                                                        Netherlands
TMRG, Inc.                                                                    Delaware
TNN Classic Sessions, Inc.                                                    Delaware
TNN Productions, Inc.                                                         Delaware
Toe-To-Toe Productions Inc.                                                   Delaware
Topper Productions, Inc.                                                      California
Torand Payroll Company                                                        Delaware
Torand Productions Inc.                                                       Delaware
Total Warehouse Services Corporation                                          Delaware
Trans-American Resources, Inc.                                                Delaware
Transportation Displays Incorporated                                          Delaware
Tredegars Home Entertainment Limited                                          United Kingdom
TRF III Entertainment, Inc.                                                   Delaware
Triohurst Limited.                                                            United Kingdom
True Productions Inc.                                                         Canada (B.C.)
TS Video, Inc.                                                                Louisiana
TSM Services Inc.                                                             Delaware
Tube Mill, Inc.                                                               Alabama
Tunes By Nickelodeon Inc.                                                     Delaware
TV Scoop Inc.                                                                 Delaware
Two of Us Films Inc.                                                          Canada (Ontario)
Two Productions, Inc.                                                         Delaware
UCGI, Inc.                                                                    Delaware
UI Video Stores, Inc.                                                         Colorado
United Paramount Network (UPN)                                                Delaware
Universal American Corporation                                                Delaware
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
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Uptown Productions Inc.                                                       Delaware
Uro, S.A.                                                                     Spain
Valdez Oil Inc.                                                               Delaware
VE Development Company                                                        Delaware
VE Drive Inc.                                                                 Delaware
VE Television Inc.                                                            Delaware
VH-1 Television GmbH & Co OHG                                                 Germany
VH-1 Television Verwaltung GmbH                                               Germany
VHONE Inc.                                                                    Delaware
VI Services Corporation                                                       Delaware
VIA Aircraft Management Inc.                                                  Delaware
Viacom (Deutschland) Beteiligungen GmbH                                       Germany
Viacom A.G.                                                                   Switzerland
Viacom Animation of Korea Inc.                                                Delaware
Viacom Asia Inc.                                                              Delaware
Viacom Brasil Holdings Limitada                                               Brazil
Viacom Broadcasting of Seattle Inc.                                           Delaware
Viacom Broadcasting West Inc.                                                 Delaware
Viacom Camden Lock Inc.                                                       Delaware
Viacom Canada Limited                                                         Canada (Federal)
Viacom Canadian Productions Inc.                                              Canada (Ontario)
Viacom Consumer Products Inc.                                                 Delaware
Viacom Consumer Products Ltd.                                                 United Kingdom
Viacom Corporate Services Inc.                                                Delaware
Viacom DBS Inc.                                                               Delaware
Viacom Enterprises Canada Ltd.                                                Canada (Federal)
Viacom Entertainment Canada Inc.                                              Canada (Ontario)
Viacom Executive Services Corporation                                         Delaware
Viacom Film Funding Company Inc.                                              Delaware
Viacom Finanz AG                                                              Switzerland
Viacom First Run Development Company Inc.                                     Delaware
Viacom First Run Limited                                                      Delaware
Viacom Global Services Inc.                                                   Delaware
Viacom Group Finance Limited                                                  United Kingdom
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Viacom HA! Holding Company                                                    Delaware
Viacom Holdings (Germany) B.V.                                                Germany
Viacom Holdings (Germany) II B.V.                                             Germany
Viacom IDA Inc.                                                               Delaware
Viacom International (Netherlands) B.V.                                       Netherlands
Viacom International Canada Ltd.                                              Canada (Ontario)
Viacom International Holdings B.V.                                            Netherlands
Viacom International Inc.                                                     Delaware
Viacom International Inc. Political Action Committee Corporation              New York
Viacom International Limited                                                  United Kingdom
Viacom International Pty. Limited                                             Australia
Viacom Internet Services Inc.                                                 Delaware
Viacom IRB Acquisition Inc.                                                   Delaware
Viacom Japan Inc.                                                             New York
Viacom K-Band Inc.                                                            Delaware
Viacom Limited                                                                New Zealand
Viacom Middle East Holdings VOF                                               Netherlands Antilles
Viacom Networks Europe Inc.                                                   Delaware
Viacom Networks Europe Ltd.                                                   Netherlands
Viacom Networks Inc.                                                          New York
Viacom Networks UK Limited                                                    United Kingdom
Viacom Phoenix Inc.                                                           Delaware
Viacom Pictures Development Company                                           Delaware
Viacom Pictures Inc.                                                          Delaware
Viacom Pictures Movie Music Inc.                                              Delaware
Viacom Pictures Overseas Inc.                                                 Delaware
Viacom Pictures Songs Inc.                                                    Delaware
Viacom PNW Sports Inc.                                                        Delaware
Viacom Productions Inc.                                                       Delaware
Viacom Properties Inc.                                                        Delaware
Viacom Realty Corporation                                                     Delaware
Viacom Receivables Funding I Corporation                                      Delaware
Viacom Receivables Funding II Corporation                                     Delaware
Viacom Retail Stores, Inc.                                                    Delaware
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
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Viacom Satellite News Inc.                                                    Delaware
Viacom Services Inc.                                                          Delaware
Viacom Shopping Inc.                                                          Delaware
Viacom Telecommunications (D.C.) Inc.                                         Delaware
Viacom UK Limited                                                             United Kingdom
Viacom VHENO GmbH                                                             Germany
Viacom Video-Audio Communicacoes Limitada                                     Brazil
Viacom VOF                                                                    Netherlands Antilles
Viacom World Wide Ltd.                                                        New York
Via-Sac Music Inc.                                                            Delaware
Viasem Brasil Holdings Limitada                                               Brazil
Video Club (G.B.) Limited                                                     United Kingdom
Video Store (Jersey) Limited                                                  Channel Islands
Viper Productions Inc.                                                        Canada (B.C.)
VISI Services Inc.                                                            Delaware
Vision Productions, Inc.                                                      New York
VJK Inc.                                                                      Delaware
VNM Inc.                                                                      Delaware
VP Direct Inc.                                                                Delaware
VP Programs Inc.                                                              California
VSC Communications Inc.                                                       Delaware
VSC Compositions Inc.                                                         New York
VSC Music Inc.                                                                New York
Washington Outdoor Advertising, Inc.                                          Washington
Washington Transit Advertising, Inc.                                          Washington
Waste Resource Energy, Inc.                                                   Delaware
WBCE Corporation                                                              New York
WCC FSC I, Inc.                                                               Delaware
WCC FSC III, Inc.                                                             Virgin Islands
WCC FSC IX, Inc.                                                              Virgin Islands
WCC FSC V, Inc.                                                               Bermuda
WCC FSC VIII, Inc.                                                            Virgin Islands
Wcc Project Corp.                                                             Delaware
Wcc Soledad I, Inc.                                                           Delaware
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                                                                         Page 28

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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
Wcc Soledad II, Inc.                                                          Delaware
Western Row Properties, Inc.                                                  Ohio
Westinghouse (New Zealand) Ltd.                                               New Zealand
Westinghouse Beverage Group                                                   Delaware
Westinghouse Canada Holdings L.L.C.                                           Delaware
Westinghouse CBS Holding Company, Inc.                                        Delaware
Westinghouse Electric Corporation                                             Delaware
Westinghouse Electric GmbH, Birsfelden                                        Switzerland
Westinghouse Environmental Management Company of Ohio, Inc.                   Delaware
Westinghouse Foreign Sales Corporation                                        Barbados
Westinghouse Hanford Company                                                  Delaware
Westinghouse Holdings Corporation                                             Delaware
Westinghouse Idaho Nuclear Company, Inc.                                      Delaware
Westinghouse Investment Corporation                                           Delaware
Westinghouse Irish Holdings, Limited                                          Ireland
Westinghouse Licensing Corporation                                            Pennsylvania
Westinghouse LMG, Inc.                                                        Delaware
Westinghouse Pictures, Inc.                                                   Delaware
Westinghouse Reinvestment Company L.L.C.                                      Delaware
Westinghouse Wireless Communications Products, SRL de CV                      Mexico
Westinghouse World Investment Corporation                                     Delaware
Westside Amphitheater Corporation, The                                        Arizona
W-F Productions, Inc.                                                         Delaware
Wheatsheaf Books Limited                                                      United Kingdom
Wilshire Court Productions, Inc.                                              Delaware
Wilshire Entertainment Inc.                                                   Delaware
Wilshire/Hauser Company                                                       Delaware
Wilson Century Theatres Limited                                               Canada (Ontario)
Wilson-Curtis, Inc.                                                           Missouri
WL Films Inc.                                                                 Canada (Ontario)
WMJX, Inc.                                                                    Florida
Woburn Insurance Ltd.                                                         Bermuda
Woodhead-Faulkner (Publishers) Limited                                        United Kingdom
World Entertainment Corp.                                                     New York
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
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SUBSIDIARY NAME                                                               OR ORGANIZATION
---------------                                                               ---------------
World Sports Enterprises                                                      Tennessee
World Volleyball League, Inc.                                                 New York
Worldvision Enterprises (France) S.A.R.L.                                     France
Worldvision Enterprises (United Kingdom), Ltd.                                New York
Worldvision Enterprises de Venezuela                                          Venezuela
Worldvision Enterprises Latino-Americana, S.A.                                Panama
Worldvision Enterprises of Australia, Pty., Ltd.                              Australia
Worldvision Enterprises of Canada, Limited                                    New York
Worldvision Enterprises, GmbH                                                 Germany
Worldvision Enterprises, Inc.                                                 New York
Worldvision Filmes do Brasil, Ltda.                                           Brazil
Worldvision Foreign Sales Corporation                                         Virgin Islands
Worldvision Home Video, Inc.                                                  New York
Worldwide Productions, Inc.                                                   Delaware
WPIC Corporation                                                              Delaware
WT Animal Music Inc.                                                          Delaware
WT Productions Inc.                                                           Delaware
WV Productions, Inc.                                                          Delaware
WVIT Inc.                                                                     Delaware
Xtra-Vision Ltd.                                                              Ireland
Yellams LDC                                                                   Cayman Islands
York Resource Energy Systems, Inc.                                            Delaware
Young Reader's Press, Inc.                                                    Delaware
YP Productions Inc.                                                           Canada (Ontario)